SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 2, 2003

                            POINT THERAPEUTICS, INC.
               (Exact Name of Registrant as Specified in Charter)


                          DELAWARE                    0-19410
              (State or Other Jurisdiction   (Commission File Number)
                       of Incorporation)

                 125 SUMMER STREET, BOSTON, MASSACHUSETTS 02110
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (617) 933-2130

                                       N/A

          (Former Name or Former Address, if Changed Since Last Report)





Item 7.           Financial Statements and Exhibits.

                  (c) Exhibits.

                  99.1 - Press release issued by Point Therapeutics, Inc., dated June 2, 2003.

Item 9.           Regulation FD Disclosure.

                  Point Therapeutics, Inc. issued a press release on June 2, 2003 announcing the presentation of results from a study of its lead product candidate PT-100, demonstrating immunostimulatory effects and tumor growth suppression in mice. The results were presented in abstract form at the 2003 annual meeting of the American Society of Clinical Oncology in Chicago, IL.

                  A copy of the press release dated June 2, 2003 is being filed as Exhibit 99.1 to this Current Report on Form 8-K.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  POINT THERAPEUTICS, INC.


  June 2, 2003                    By:       /s/ Donald R. Kiepert, Jr.
                                          -------------------------
                                  Name:   Donald R. Kiepert, Jr.
                                  Title:  President, Chief Executive Officer

                                  EXHIBIT INDEX

The following exhibit is filed herewith:

Exhibit     Description
-------     -----------
99.1        Point Therapeutics, Inc. issued a press release on June 2,
            2003 announcing the presentation of results from a study of its lead product candidate PT-100, demonstrating immunostimulatory effects and tumor growth suppression in mice. The results were presented in abstract form at the 2003 annual meeting of the American Society of Clinical Oncology in Chicago, IL.